Alpharma: New Platform for Growth March 21, 2006 Four Seasons Hotel 57 East 57th Street New York, NY 10022

Welcome Kathy Makrakis Vice President Investor Relations

Forward Looking Statement Statements made in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to future financial expectations, involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Information on other significant potential risks and uncertainties not discussed herein may be found in the Company's filings with the Securities and Exchange Commission including its Form 10K for the year ended December 31, 2005.

Webcast Information and Presentation Assumptions This presentation is available in a listen only mode via the internet at http://www.streetevents.com, http://www.companyboardroom.com, or http://www.alpharma.com until March 24, 2006. These materials are meant for use only in connection with the oral presentation being made by the company at its analyst meeting on March 21, 2006 as many assumptions, risks and other facts material to the understanding of these slides will be presented at the conference. Since these materials were prepared specifically for the March 21, 2006 conference, the company does not undertake to update this material for developments, risks or circumstances after that date. The potential revenue opportunity related to growth initiatives in this presentation are based on assumptions which the company believes to be reasonable, but because they cover several years and, in many cases represent the estimated targets for new strategies, or the introduction of new products, they are subject to inherent risks, including risks disclosed in the company's most recent 10K filing, that could cause actual results to vary materially.

Agenda TOPIC PRESENTERS PRESENTERS Welcome and Agenda Kathleen Makrakis Vice President Investor Relations Company Overview Ingrid Wiik Vice Chairman, President and CEO Financial Overview Matthew Farrell Executive Vice President and CFO Animal Health Carol Wrenn President, Animal Health Division Active Pharmaceutical Ingredients Carl-Ake Carlsson President, Active Pharmaceutical Ingredients Break (10:15AM - 10:45AM) Branded Pharmaceuticals Ronald Warner President, Branded Products Joseph Stauffer Vice President, Clinical Research & Medical Affairs Wrap Up Ingrid Wiik Vice Chairman, President and CEO Lunch (12:00PM) Each Business Segment Session Will Include Time for Q&A

Company Overview Ingrid Wiik Vice Chairman President and CEO

High Margin Businesses with Growth Opportunities Specialty Pharmaceutical Businesses Branded Kadian(r): extended release morphine product Growing Kadian(r) prescriptions and market share Active Pharmaceutical Ingredients Fermentation and purification expertise Animal Health A worldwide leader in the treatment and prevention of diseases in food producing animals Branded AHD API 0.18 0.58 0.24 AH 58% API 24% Branded 18% API Branded AH 0.37 0.17 0.46 AH 46% Branded 17% API 37%

Branded Build pain franchise - invest in products to leverage sales force Develop next generation abuse deterrent products and expand drug delivery technology API Launch additional high purity fermentation-based active ingredients and expand into specialty-injectables Through Asian alliances, develop and produce new products and expand existing capacity and drive world class cost AHD Leverage market reputation to deliver new MFA's via licensing and acquisition of products Offer existing molecules with different delivery systems and with new indications New Focus + Investments to Drive Growth Growth Strategy

Growth Potential 2001 - 2005 growth of our current Specialty Pharma businesses Revenue: CAGR 8% Operating income: CAGR 29% We now have the financial resources to accelerate our growth opportunities Targeted Organic Growth Opportunities Represent Revenues of $700M+

Financial Overview Matthew Farrell Executive Vice President and CFO

2001 2002 2003 2004 2005 404 443 479 513 554 2001 2002 2003 2004 2005 34 44 69 74 95 ALO Financial History $ in millions * Excluding asset and goodwill impairments CAGR 8% Established Growth CAGR 29%

2005 Year End Balance $800 Debt Pay-off in January 2006: Total Debt @ December 31, 2005 Premium/Interest (417) (24) ParMed sale pending (net after-tax proceeds) ~ +35 2006 Free Cash Flow: Continuing Operations ~ +70 Discontinued Operations - Accrued expenses related to generics, primarily tax (60) ~ $400 Estimated $400 Million Cash Available for Investment Cash Available for Investment $ in millions

2006 Outlook Full Year 2006 EPS $1.25 - $1.35 Brand Continued KADIAN(r) prescription growth Phase II Clinical Trials for abuse-deterrent product - $15 - $20 million incremental R&D Increased KADIAN(r) SG&A infrastructure to support high growth business API Launch fluticasone in Q3 2006 Launching 1-2 more new molecules by Q4 2006 Animal Health 5 new product launches in 2006 Corporate/Unallocated 2006 outlook includes $12 million ($0.14 EPS) of predominantly one-time 2006 expenses $3 million ($0.04 EPS) of stock option expense also included in 2006 outlook Outlook adjusted for one-time expense EPS: $1.39-$1.49; EBITDA $154 million - $162 million

Animal Health Carol Wrenn President Animal Health Division

What We'll Talk About Business and market overview Competitive landscape Growth initiatives Expanding share New product pipeline Wrap up

Animal Health business has strong margins, solid customer relationships, brand recognition, but until 2005 had low historical revenue growth. We believe we are on a new trajectory.

Stable Niche Business with Strong Market Position Animal Health AHD specializes in products for the treatment and prevention of diseases in food producing animals, with a strong portfolio addressing intestinal and respiratory issues Market leader in medicated feed additives (MFA's) and Water Solubles: products added to animal feed or drink to promote good health Products sold directly to major poultry and livestock producers or through distributors Major products include bacitracin, chlortetracyline, lasolocid Sold under brand names BMD(r), Albac(r), Aureomycin(r), Avatec(r), Bovatec(r)

Biologicals 22% MFA's 12% Pharmaceuticals 66% Animal Health Market Current Business MFA - Opportunity in Pharmaceuticals $325M AH 2005 Revenues Water Solubles 6% MFA's 94% *Excludes Vitamins $13.7B* Global Market by Major Product

Total Mkt . MFA Mkt Total ALO Share Total ALO SHARE Poultry 1.6 10% .59 27% Cattle 3.7 2% .32 20% Swine 2.3 3% .54 14% Horses 0.5 --- --- --- Sheep 0.6 --- .07 --- Dogs & Cats 4.6 --- .07 --- Others 0.4 --- --- --- Total $13.7 2.4% $1.6 19% Total Mkt . MFA Mkt Mkt ALO Share Total ALO Share N. America 4.7 4% .61 30% Asia 2.7 1% .42 5% L. America 1.5 2% .17 19% EMEA 4.8 1% .40 12% Total $13.7 2.4% 1.6 19% Animal Health Market ALO has Leading Position in MFA's....Opportunity to Expand by Species and Region Sales By Species ($B) Sales by Region ($B) * Source 2005 WoodMckensie

Animal Health Performance 2005 Revenue Growth Driven Primarily by Share Gains OI Reflects Dramatic Margin Improvement 2003 2004 2005 24 35 66 2003 2004 2005 281 288 325 2.5% 12.8% 46% 89% *Excludes divested operations Revenues ($M)* Operating Income ($M)*

Intestinal (Enteric) Product Offering

Protozoal Disease

COCCIDIOSIS (Eimeria)
- Avatec
- BioCox
- Bovatec
- Deccox
- Cycostat
- Cygro
- Nicarb
- Zoamix
- 3-Nitro
- Poultry Sulfa
- SulQNox

Bacterial Diseases

ENTERITIS (Clostridia)
- Albac
- Alcare
- Aureomycin
- Bacivet-S
- BMD
- BMD Soluble
- Lincomycin Sol

DYSENTERY (Serpulina)
- Albac
- Alcare
- BMD
- BMD Soluble
- Lincomycin Sol

ILEITIS (Lawsonia)
- Aureomycin

COLIBACILLOSIS (E. coli)
- NeoSol
- TetSol

Good Franchise in Enteric Diseases - 55% of Business

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PASTEURELLOSIS, BRD (Pasteurella) Aureomycin Linco Soluble CTC HCl Oxytet Soluble Poultry Sulfa TetSol MYCOPLASMA PNEUMONIA Aureomycin Oxytet Soluble TetSol A Good Base in Respiratory Treatments - 30% of Business Respiratory Product Offerings Mycoplasma pneumonia Bacterial pneumonia

Today Technology platform: MFA and Water Solubles Strong enteric and respiratory portfolio for food producing animals 2005 results demonstrate ability to grow Great brand recognition + customer relationships ...SO HOW DO WE SUSTAIN THE NEW TRAJECTORY?

Growing the Business Expanding market share in our current business with existing MFA's and water solubles Introduce new product line extensions and new indications Geographic expansion New products To meet current customer needs in current market To enter new/expanded market segments

Expanding Share in Current Business Activities Underway Targeting $50M+ of Revenue Opportunity 2002 2003 2004 2005 2006 2007 2008 New Indications/Line Extensions 1 3 4 1 3 3 4 Geographic Expansion 2 3 5 13 15 18 19

New Products New products to meet current customer needs Intestinal (Enteric) Respiratory Expand into new market segments Companion animals Dairy cattle Revenue Opportunity of $70M+

2002 2003 2004 2005 2006 2007 2008 0 2 2 2 5 6 7 # of Planned AH New Product Launches Commercializing More Products

Product Launch Calendar

	Product	Species	Specialty	Dosage Form	New Product/ Existing Market	New Market
2005						
	CTC-HCL	Swine	Respiratory	Oral-Granulate	✓	
	Beta Moss	Cattle	Enteric	Oral-Granulate	✓	
2006						
	Poultry Sulfa	Poultry	Enteric/ Respiratory	Oral-Water Soluble	✓	
	Dairy Cattle	Cattle	Other	Topical		✓
	Horse Cooling Therapy	Companion	Other	Topical		✓
	Companion Animal	Companion	Nutrition	Oral-Water Soluble		✓
	Latin American Combo	Multi	Enteric	Oral-Granulate		✓
2007						
	Anti-Infectant Water Soluble	Multi	Respiratory	Oral-Water Soluble	✓	
	Anti-Infectant Water Soluble	Multi	Respiratory	Oral-Water Soluble	✓	
	Companion Animal Generic	Companion	Dermotology	Topical		✓
	Lincomycin Injectable	Swine	Respiratory	Injectable	✓	
	Generic MFA	Multi	Enteric	Oral-Granulate	✓	
	Entromycin	Companion	Enteric	Oral-Water Soluble		✓

On Track with New Product Implementations

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Potential New Product Revenues 2002 2003 2004 2005 2006 2007 2008 Launch Year Est. Value 0 0.7 1.6 2.2 4.8 6 7 Year 3 Est. Value 0 3.3 2.6 9.1 15.2 23 28 Launching Products Over the Next Three Years with Maturity Value of $70M+ $ in millions

Summary Continue to increase value in existing products $50M+ opportunity related to additional product indications and geographic expansion New products/new segments $70M+ of revenue opportunity Significant Growth Opportunities

Animal Health business has strong margins, solid customer relationships, brand recognition, but until 2005 had low historical revenue growth. We believe we are on a new trajectory.

Active Pharmaceutical Ingredients Carl-Ake Carlsson President Active Pharmaceutical Ingredients

What We'll Talk About Business and Market overview Growth initiatives Expand and improve current business Introduce new products Forward integrate Wrap-up

Produces active ingredients for pharma companies marketing the finished products Profitable product niches with strong operating margins ALO proficient in lengthy, complex FDA approval process Advanced fermentation and purification capabilities with synthesis capabilities in R&D Active Pharmaceutical Ingredients Globally Recognized Supplier of Key API's Predominantly with Injectable and Topical Applications

Baci, Poly, Vanco Dosage form Contract Remaining APIs 0.63 0.09 0.03 0.25 Remaining APIs 25% Baci, Poly, Vanco, 70% Dosage Form 9% Contract 3% API Overview Fermentation and Purification Expertise Antibiotics Other 0.34 0.66 Synthetics Semi Synthetics Fermentation Biologicals Extracts Biopharmaceuticals 0.7 0.05 0.06 0.19 Biologicals Extracts Biopharmaceuticals 19% Fermentation 6% Semi Synthetics 5% Synthetics 70% Other 66% Antibiotics 34%

API Performance 2003 2004 2005 66 74 52 2003 2004 2005 124 143 138 $ in millions Bacitracin Price Increase Impact Peaked in 2004 Vancomycin Volume Growth and Tobramycin Launch Mitigated 2005 Price Reduction Revenue Operating Income

Strategy Expand and improve our current business At a minimum, double the number of API products from 10 to 20 in five years Increase the value of our product offering through forward integration Actively Searching for Value Adding Opportunities Become The Leading Supplier of APIs and End-to-End Solutions for the Injectable Market

Expand Our Successful Current Business Be market leader in all our products Deliver best in class customer service through continuous innovation Customer specific product quality delivered "on time, every time" Control costs through focused process improvements

Double The Number of API Products From 10 to 20 In Five Years Focus on pipeline management and exploit increased R&D spend Expand in house API technology platform to include semi- synthetics Leverage our international R&D and supply chain partnerships

Increase The Value Of Our Product Offering Through Forward Integration Develop capability to offer injectable dosage formulations Offer all key APIs as finished product solutions

Vancomycin API Market is Attractive in Size and is Expected to Continue to Grow Vancomycin is still gold standard treatment for severe gram positive infections Market has been growing at 3-5% per annum, which is expected to continue Prevalence is increasing, still under-treatment in many markets New products in this segment have been introduced at a premium price (10-20 x vanco) Consequently taken a small volume share So far expanded the market rather than cannibalized Vancomycin volumes Some established API suppliers exiting the market Scale driven or portfolio decisions Competitive Landscape Changing in Vancomycin - API Opportunity of $20M+ Expand and Improve Current Business

Expand And Improve Current Business Focused Process Improvements is a Key Success Factor and an ALO Focus Area Single Molecule Example of Process Improvement Impact on Total Yield

Expand and Improve Current Business and Introduce New Products Building Asian partnerships Technology transfer and business development unit established in Shanghai Three long term agreements put in place in 2005 / Q1 2006 Tobramycin non-sterile in China Mupirocin in Taiwan Fluticasone in China More are in progress and agreements should be concluded in 2006 Range of new API products (immunomodulators) Range of new API products (Oncology) Range of new API products (anti virals) Expansion of manufacturing capacity Building Asian R&D and Supply Chain Partnerships Under ALO Control Commercial Models are Tailor-Made and are Constructed as Win-Win Partnerships

Dry Powder fill Pre-filled syringes Lyophilized vials Finished prod. formulation Synthesis/ Semi synthesis Biologicals Fermentation Finished Dosage Forms Technology Platform Own development Therapeutic Areas Oncology Anti infectives Pain Immunomodulators & other Licensing APIs selected from specific therapeutic areas, supporting end-to-end development strategy Own development building on API technology platform and targeting APIs with injectable application Current Future Introduce New Products - Development and Technology Strategy Sourcing / licensing Possible

Introduce New API Products Initiatives Underway Target API Revenue Opportunity of $ 50M+ More than 10 Additional Products Currently Under Evaluation / Negotiation Product Year of Launch Brand Therapeutic Area Tobramycin 2005 Tobi, Nebcin, Simplex etc. Antibacterial Teicoplanin 2006 Targocid Antibacterial Fluticasone 2006 Flonase, Flovent, Advair etc. Antiflammatory Mupirocin acid 2006 Bactroban Antibacterial ALD 120 ALD113 2006 / 07 2008 Antiflammatory Antibacterial ALD111 2009 Pain ALD109 2010 Antibacterial ALD112 2011 Antifungal

Freeze Vancomycin 120 Tobramycin 2.1 Bacitracin 6 Teicoplanin 8.5 Amphotericin 5 Other new 7 Integrating Forward - Securing Growth and Protecting Margins Lack of manufacturing capacity for freeze dried injectable vials ALO has expertise from API freeze drying and dry powder fill technologies ALO has regulatory expertise ALO has registrations for vancomycin vials (EU and Asia) distributed through Acatavis ALO is selling CMS dry powder fill vials as private label Forward Integration into Freeze Dried Injectable Vials Represent Revenue Opportunity for Current and Pipeline APIs in Excess of $30+ Million Total vial market for ALO API products (current and pipeline) in excess of 150M vials

Integrating Forward - Launching Finished Dosage Form Products as "Private Label" Represents Revenue Opportunity $30M+ Several Additional Products Currently Under Evaluation Product Year of Launch Brand Therapeutic Area Teicoplanin 2008 Targocid Antibacterial ALD118 ALD109 2009 2010 Antibacterial Antibacterial ALD112 2011 Antifungal

Summary - Significant Growth Opportunities Continue to grow opportunities in existing API products Capitalize on vancomycin market changes - $20M+ revenue opportunity Double number of API products offered $50M+ revenue opportunity Integrating Forward Freeze dried injectable vials $30M+ revenue opportunity Launching additional finished dosage form products as private label $30M+ revenue opportunity

Branded Pharmaceuticals Ronald Warner, PhD President Branded Products Joseph Stauffer, DO Vice President Clinical Research and Medical Affairs

What We'll Talk About Business and market overview KADIAN(r) product and technology Growth initiatives Expand current business Line extensions, new indications, new geography Add complementary products Pain and related products Develop abuse deterrent products Wrap up

Growing Market Presence Business Overview KADIAN(r) - Sustained release, long acting morphine product - indicated for moderate to severe chronic pain 194 Sales Representatives Focus - high prescribing decile 6 - 10 physicians Marketing message - flexibility and individualized pain therapy Internal R&D, competencies in micro-particulate coated controlled - release technologies Growth initiatives - product in-licensing and abuse - deterrent pain products

$3.7 Billion Market - Major ALO Opportunity Market Overview Pain represents a significant market opportunity with unmet needs Market will continue to grow in volume as population ages Two companies have historically dominated the market segment (Purdue, Janssen) Existing blockbuster products have gone generic (Oxycontin and Duragesic) Competition active with a high share of voice (Ligand/Organon, Janssen, Purdue) Abuse / diversion high on the agenda of docs and DEA Risk management programs expected to expand

KADIAN(r) Financial Performance 2002 2003 2004 2005 39.2 65.3 62.4 101.6 2002 2003 2004 2005 7 22 8 23.6 Solid 2005 Performance Driven by Share Growth and Price $ in millions

12/31/2004 1/7/2005 1/14/2005 1/21/2005 1/28/2005 2/4/2005 2/11/2005 2/18/2005 2/25/2005 3/4/2005 3/11/2005 3/18/2005 3/25/2005 4/1/2005 4/8/2005 4/15/2005 4/22/2005 4/29/2005 5/6/2005 5/13/2005 5/20/2005 5/27/2005 6/3/2005 6/10/2005 6/17/2005 6/24/2005 7/1/2005 7/8/2005 7/15/2005 7/22/2005 7/29/2005 8/5/2005 8/5/2005 8/12/2005 8/19/2005 8/26/2005 9/2/2005 9/9/2005 9/16/2005 9/23/2005 9/30/2005 10/7/2005 10/14/2005 10/21/2005 10/28/2005 11/4/2005 11/11/2005 11/18/2005 11/25/2005 12/2/2005 12/9/2005 12/16/2005 12/23/2005 12/30/2005 KADIAN TRx 7330 8757 9260 8957 8330 9052 8935 8859 8356 9262 8848 8607 8304 8340 8905 9009 9022 9036 9666 9560 9806 9843 9208 9951 9774 9566 10272 8966 9717 9997 10195 10109 10109 9868 10107 10165 10435 9561 10432 10549 10507 11272 10942 11386 10665 11708 11612 11785 10132 12339 12032 12173 12066 9503 30% TRx Growth (2004 to 2005) KADIAN(r) Prescription (TRx) Performance - 2005 January December

12/31/2004 1/7/2005 1/14/2005 1/21/2005 1/28/2005 2/4/2005 2/11/2005 2/18/2005 2/25/2005 3/4/2005 3/11/2005 3/18/2005 3/25/2005 4/1/2005 4/8/2005 4/15/2005 4/22/2005 4/29/2005 5/6/2005 5/13/2005 5/20/2005 5/27/2005 6/3/2005 6/10/2005 6/17/2005 6/24/2005 7/1/2005 7/8/2005 7/15/2005 7/22/2005 7/29/2005 8/5/2005 8/5/2005 8/12/2005 8/19/2005 8/26/2005 9/2/2005 9/9/2005 9/16/2005 9/23/2005 9/30/2005 10/7/2005 10/14/2005 10/21/2005 10/28/2005 11/4/2005 11/11/2005 11/18/2005 11/25/2005 12/2/2005 12/9/2005 12/16/2005 12/23/2005 12/30/2005 KADIAN TRx 7330 8757 9260 8957 8330 9052 8935 8859 8356 9262 8848 8607 8304 8340 8905 9009 9022 9036 9666 9560 9806 9843 9208 9951 9774 9566 10272 8966 9717 9997 10195 10109 10109 9868 10107 10165 10435 9561 10432 10549 10507 11272 10942 11386 10665 11708 11612 11785 10132 12339 12032 12173 12066 9503 2006 11248 11945 11652 10962 11510 11885 11584 10892 12300 Continued Growth in 2006 KADIAN(r) Prescription (TRx) Performance - 2005-2006 2005 2006 January December

KADIAN(r) Market Share - 2005 1 PPT Market Share Expansion (TRX) 12/30/2005 12/23/2005 12/16/2005 12/9/2005 12/2/2005 11/25/2005 11/18/2005 11/11/2005 11/4/2005 10/28/2005 10/21/2005 10/14/2005 10/7/2005 9/30/2005 9/23/2005 9/16/2005 9/9/2005 9/2/2005 8/26/2005 8/19/2005 8/12/2005 8/5/2005 7/29/2005 7/22/2005 7/15/2005 7/8/2005 7/1/2005 6/24/2005 6/17/2005 6/10/2005 6/3/2005 5/27/2005 5/20/2005 5/13/2005 5/6/2005 4/29/2005 4/22/2005 4/15/2005 4/8/2005 4/1/2005 3/25/2005 3/18/2005 3/11/2005 3/4/2005 2/25/2005 2/18/2005 2/11/2005 2/4/2005 1/28/2005 1/21/2005 1/14/2005 1/7/2005 12/31/2004 12/30/2005 KADIAN 0.0439 0.0446 0.0454 0.0447 0.0438 0.0426 0.0431 0.0432 0.0421 0.0403 0.0418 0.0405 0.0402 0.0387 0.0392 0.0384 0.0378 0.0378 0.0386 0.038 0.0377 0.0379 0.0388 0.038 0.0363 0.0354 0.0363 0.036 0.0366 0.0364 0.0354 0.0361 0.0367 0.0354 0.0342 0.0341 0.0342 0.0334 0.0326 0.0322 0.0323 0.0323 0.0327 0.0325 0.0331 0.0331 0.0341 0.0334 0.0326 0.0339 0 ..0337 0.0323 0.0313 9503 2006 11248 11945 11652 10962 11510 11885 11584 10892 12300 January December

Competitive Landscape - Controlled Release Products with Moderate to Severe Chronic Pain Indications Annual growth of 2-3% 15 million prescriptions annually $3.7 billion market in 2004 Avinza 0.05 Duragesic 0.09 Fentanyl Gx 0.23 Kadian 0.04 MS Contin 0.01 Oramorph 0 Oxycodone HCL Gx 0.28 Oxycontin 0.14 Palladone 0 Morphine Sulfate Gx 0.16 Market Share By Product Changing Landscape - Dynamic Market Place * Source: NDC Data

Available in five dosing strengths: 20 mg 30 mg 50 mg 60 mg 100 mg The Most Flexible Dosing and Titration Options of All Products in Category KADIAN(r) Once or twice-a-day dosing No "bolus" dose Three routes of administration No ceiling dose No significant food interaction

Dosing Interval Available Strengths Administration Bolus Ceiling dose KADIAN(r) 12h 24h 20, 30, 50, 60, 100 mg Capsule Sprinkle G-Tube No - Avinza(r) 24h 30, 60, 90, 120 mg Capsule Sprinkle Yes 1600 mg Oxycontin(r) 12h 10, 20, 40, 80 mg Tablet Yes - MS Contin(r) 12h 15, 30, 60, 100, 200 mg Tablet Yes - Duragesic(r) 72h 12.5, 25, 50, 75, 100 mcg/hr Patch No - Comparison of Long-acting Opioids

Patent Number Expiration Type "128" April 13, 2010 Composition "474" March 21, 2010 Composition "766" July 19, 2011 Method KADIAN(r) Patents Intellectual Property No Paragraph IV Filings to Date

KADIAN(r) Expanding Market Share Expand KADIAN(r) Indications Growing the Business - How? KADIAN(r) Line Extensions strengths packaging dosage forms Territory Expansion geographic "new" markets Other Pain Products break-thru pain new dosage forms acute pain less severe pain0 Other Pain Related Products hormone replacement antiemetics antidepressants etc. Abuse Deterrent Products IR/ER different opioids

Growing the Business KADIAN(r) Line Extensions - Internal Development Additional indications New strengths Different dosage forms Additional geographies New markets Revenue Opportunity $30M+ Annually

Growing the Business Add Complementary Products - Business Development For Pain Break-thru pain Acute pain Less severe pain For Pain Related Indications Antiemetics Hormone replacement Antidepressants Sleep-aids Muscle relaxants Several Investment Opportunities Being Targeted

Growing the Business Abuse-Deterrent Products Immediate release products Extended release products Multiple opioids Revenue Opportunity $500M+ Annually

Opioid Abuse-Deterrent Technologies Pharmacologic Combination Mechanisms Physical Aversive Component Deterrent Packaging

Pharmacologic - Sequestered Antagonist - Bio-available Antagonist Combination Mechanisms (Alpharma's Focus) Physical - Difficult to crush - Difficult to extract Aversive Component - Capsaicin - burning sensation - Ipecac - emetic - Bitrex(r) - bitter taste Deterrent Packaging - RFID - Protection - Tamper-proof bottles Increasing abuse deterrence Opioid Abuse-Deterrent Technologies Hierarchy

KADIAN Kadian Versus Abuse-deterrent Long-acting Opioid (NT)

Joseph W. Stauffer, DO Vice President, Clinical Research and Medical Affairs Alpharma Branded Products Division Assistant Professor Anesthesiology and Critical Care Medicine Johns Hopkins University Hospital

Abuse-Deterrent Opioids What We'll Talk About Is prescription opioid abuse an issue? What is the cost of opioid abuse? Internet Opioid Abuse Surveillance Study Do physicians care about abuse deterrence? Our abuse deterrent development program

Pain & Addiction: FDA, DEA, Law Enforcement, Patients, Providers

Total Pain Addiction 2-5% Aberrant Behavior 40% Abuse 20% Webster LR, Webster RM. Predicting aberrant behaviors in opioid-treated patients: Preliminary validation of the opioid risk tool. Pain Med. 2005. 6(6): 432-42. Chronic Pain Population is at Risk for Abuse, Diversion, and Addiction

Healthcare 30.1% Workplace 49.7% Criminal Justice 20.2% Total Cost = $9.2 Billion Source: Birnbaum H, et al. "Cost of Prescription Opioid Analgesic Abuse in the United States in 2001: A Societal Perspective," presented at the American College of Epidemiology Annual Meeting, September 2004. The Cost of Prescription Opioid Abuse in the United States in 2001 Prescription Opioid Abuse is a Significant Public Health Problem

Source: White A, et al. "Direct Costs of Opioid Abuse Among an Insured Population in the U.S.," presented at the American Society of Health-System Pharmacists Midyear Clinical Meeting and Exhibits, Dec 5-9, 2004. Opioid Abusers Non-Abusers Average Annual Direct Costs* of Opioid Abusers and Non-abusers: Administrative Claims Data $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Opioid Abusers Non-abusers Other Costs** Outpatient Costs Hospital Inpatient Costs Drug Costs 5% 34% 48% 13% 11% 51% 17% 21% * Costs are in 2003 Dollars. The difference between all mean annual costs of opioid abusers non-abusers is statistically significantly different at the 1% level (p < .01) except for "Other Costs" for which the "Other Place of Service" component is significantly different at the 5% level (p < .05). ** Other Costs" include: "Other Place of Service" and "Emergency Room" costs. Total Direct Cost = $1,830 Total Direct Cost = $15,884

20 mg 30 mg 50 mg 60 mg 100 mg How Does KADIAN(r) Compare in the World of Prescription Opioid Abuse?

Quantitative Internet Surveillance: Content Analysis And Monitoring Of Internet Prescription Opioid Abuse-Related Postings

Stephen F. Butler[a*], Synne Wing Venuti[a], Christine Benoit[a], Richard L. Beaulaurier[b], Brian Houle[a], Nathaniel Katz[ac]
[a]Inflexxion, Inc., Newton, MA 02464 USA, [b]Florida International University, Miami, FL 33199 USA, [c]Tufts University School of Medicine

Abstract 2005

This study describes the development of a systematic approach to analysis and monitoring of Internet chatter as a means of monitoring potentially abusable opioid analgesics. Message boards dedicated to drug abuse were selected using specific inclusion criteria. All relevant Internet posts were captured (total = 48,293). A coding system was created to compare content of posts related to three opioid analgesics: Kadian, Vicodin, and OxyContin. The numbers of posts containing mentions of the target drugs were significantly different (OxyContin (1,813) > Vicodin (940) > Kadian (27), $p < .001$). ***Analyses revealed that these differences were not simply a reflection of the availability of each product (i.e., number of prescriptions written).*** In a formal reliability test, the content coding system achieved good inter-rater reliability coefficients (average kappa across all categories = .76, range = .52 to 1.0). Content analysis of a sample of 234 randomly selected posts indicated that the proportion of Internet posts endorsing recreational use of Kadian was significantly less than OxyContin (45.5% vs. 68.4%, $p = .036$), and numerically less than Vicodin (45.5% vs. 57.6%, $p = .291$). These results suggest that a systematic approach to post-marketing surveillance of Internet chatter related to pharmaceutical products is feasible and yields reliable information about the quantity of discussion of specific products as well as qualitative information regarding the nature of the discussions. This investigation stands as a first attempt to establish systematic methods for conducting Internet surveillance.

Manuscript submitted to, Journal: *Pain*

Abstracts accepted at **Conferences**: American Medical Education and Research in Substance Abuse (Oct 2005); American Pain Society (May 2006)

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Quantitative Internet Surveillance: Content Analysis And Monitoring Of Internet Prescription Opioid Abuse-Related Postings

Stephen F. Butler[a*], Synne Wing Venuti[a], Christine Benoit[a], Richard L. Beaulaurier[b], Brian Houle[a], Nathaniel Katz[ac]
[a]Inflexxion, Inc., Newton, MA 02464 USA, [b]Florida International University, Miami, FL 33199 USA, [c]Tufts University School of Medicine


Normalized by prescription volume
Mentions per 100,000 Prescriptions of Drug by Month
February
March
April
May
June
July
OxyContin
Vicodin
Kadian

STUDY HIGHLIGHTS:

- ✓ First study that systematically conducts post-marketing internet surveillance of prescription opioid analgesics
- ✓ Over a 6-month period in 2005, 48,293 individual posts were captured: 1,813 posts of Oxycontin, 940 posts of Vicodin, and 27 posts of KADIAN. These values were significantly different (p<.001).
- ✓ The percentage of KADIAN-related posts coded as positive (endorses recreational use and abuse of the drug) was 45.5%, compared to 68.4% for Oxycontin (p=0.036), and 57.6% for Vicodin (p=0.29)

Normalized Data Shows Significantly Less KADIAN® Related Abuse Postings than Oxycontin

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Quantitative market research study to determine size: Abuse-deterrent long-acting market Alpharma's long acting opioid agonist/antagonist combination Determine baseline preference share and how it would change with introduction of three new abuse-deterrent long-acting opioids. Approximately 300 physicians of mixed specialties Abuse-Deterrent Long-Acting Opioid Market Quantitative Conjoint Analysis Study

Abuse-Deterrent Long-Acting Opioid Market Quantitative Conjoint Analysis Study Results indicate that abuse-deterrent products could take over 50% of the market from the existing LA opioid products Alpharma's opioid agonist/antagonist combination product would garner significant share of the long-acting opioid market even if launched second Type of opioid and deterrent technology are viewed as most important for prescribing An opioid antagonist (pharmacologic deterrent) was most often mentioned positively as a reason for using abuse-deterrent opioid, while there was skepticism regarding physical deterrent abuse-resistant technology Many respondents indicated that they would try several products and pick the one that was best for their patients and practice Abuse Deterrence Matters

Abuse Deterrent Opportunity Kadian Avinza MSContin/Gx Duragesic/Gx OxyContin/Gx Share 0.04 0.05 0.17 0.32 0.42 Abuse Deterrent Non-Abuse Deterrent Share 50 50 Long-Acting Opioid Market - 2005 (Actual) Long-Acting Opioid Market - 2010 (Projected) OxyContin/Gx 42% Avinza 5% Duragesic/Gx 32% KADIAN(r) 4% MSContin/Gx 17% Abuse Deterrent Long Acting Opioids are Projected to Capture 50% of the Long-Acting Opioid Market Abuse Deterrent Products 50% Non-Abuse Deterrent Products 50%

KADIAN Kadian Versus Abuse-deterrent Long-acting Opioid (NT)

Clinical Proof of Concept: Antagonist Agonist In-Vivo Ratio Study

Study Design

- ✓18 opioid experienced subjects
- ✓Each subject took one of each dose of:
  - ✓ Placebo
  - ✓ Agonist
  - ✓ Antagonist- Agonist Ratio A
  - ✓ Antagonist- Agonist Ratio B
  - ✓ Antagonist- Agonist Ratio C

Cole/Addiction Research Center Inventory (ARCI) Stimulation Euphoria (n=18)

(0: False, 1: More false than true, 2: More true than false, 3: True; Max score: 45)

Pharmacodynamic Measure

- ✓ Things around me seem more pleasing than usual
- ✓ I fear that I will lose the contentment that I have now
- ✓ I feel in complete harmony with the world and those about me
- ✓ I would be happy all the time if I felt as I feel now
- ✓ I feel so good that I know other people can tell it
- ✓ I feel as if I would be more popular with people today
- ✓ My thoughts come more easily than usual
- ✓ I feel less discouraged than usual
- ✓ I am in the mood to talk about the feeling I have
- ✓ My memory seems sharper to me than usual
- ✓ A thrill has gone through me one or more times since I started the test
- ✓ I feel like joking with someone
- ✓ I have a sentimental feeling
- ✓ I seem to be very much aware of the little things that people do
- ✓ I feel now as I have felt after a very exciting experience

A NEW PLATFORM FOR GROWTH
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Antagonist Agonist Ratio - Results of In-Vivo Study AGONIST ANTAGONIST/AGONIST PLACEBO Clinical Proof of Concept Achieved ANTAGONIST/AGONIST ANTAGONIST/AGONIST

Pharmacodynamic Measure ANTAGONIST : AGONIST (RATIO A) ANTAGONIST : AGONIST (RATIO B) ANTAGONIST : AGONIST (RATIO C) Result Visual Analog Scales (VAS) - Drug Liking (n=18) (0 = Strong Disliking, 50 = Neutral, 100 = Strong Liking) Antagonist Agonist Ratio - Results of In-Vivo Study Clinical Proof of Concept Achieved AGONIST ANTAGONIST/AGONIST PLACEBO ANTAGONIST/AGONIST ANTAGONIST/AGONIST

Alpharma Abuse-Deterrent (NT) Clinical Development Program PHASE I 5 Formulation optimization studies [Completed] PHASE II Antagonist : Agonist Ratio Study In-Vivo (Euphoria Abatement Study) [Completed] Efficacy Study in Chronic Pain Patients [Initiated 1Q 06, completion target 2H 06 ] PHASE III Pivotal Efficacy Study, Special Protocol Assessment (SPA) Negotiations with FDA [In Progress] Study initiation target early '07 Moving Forward Aggressively with Abuse-Deterrent Development Program

Pre Clinical IND Phase I Phase II Phase III Sources: FDA, Clinicaltrials.gov NDA * Last updated Feb. 7 2006 Abuse-deterrent Product Development Timelines ALO has One of the Most Viable Approaches and is Among the Front Runners KADIAN(r) NT (Alpharma) Remoxy (Pain Therapeutics) Oxy-Nal (Elite) NRP290 (New River) TQ-1017 (TheraQuest) Oxy-ADF (Acura)

Summary - Significant Growth Opportunities Expand the current business Line extensions represent revenue opportunity of $30M+ Complementary products Several targets with significant revenue potential Abuse-deterrent product Represents $500M+ revenue opportunity

Wrap Up Ingrid Wiik Vice Chairman President and CEO

Wrap Up Significant future growth potential AH: targeting opportunities of $120M+ Expanded market share New products API: targeting opportunities of $130M+ Expanding current business New products Forward integration Brand: targeting opportunities of $530M+ Line extensions Complementary products Abuse deterrent products Financial resources and management to execute Targeted Organic Growth Opportunities Represent Revenues of $700M+

Alpharma: New Platform for Growth March 21, 2006 Four Seasons Hotel 57 East 57th Street New York, NY 10022